EXHIBIT 99.1
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                Computational Materials prepared by Deutsche.

RESIDENTIAL ASSET SECURITIZATION TRUST 2003-A5

                                                                 Deutsche Bank
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RESIDENTIAL ASSET SECURITIZATION TRUST, Series 2003-A5
Computational Materials: Term Sheet
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                                 $301,836,348
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                             Transaction Overview
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Prepayment Pricing Speed:        o         100 PPC

Settlement Date:                 o         4/30/03

Rating Agencies:                 o         The Senior certificates will be
                                           rated by both Standard & Poor's
                                           ("S&P") and Fitch Ratings ("Fitch")
                                           and the Class M, Class B-1, Class
                                           B-2, Class B-3, Class B-4 and Class
                                           B-5 certificates by S&P only.

Originators:                     o         IndyMac Bank, F.S.B

Master Servicer:                 o         IndyMac Bank, F.S.B

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                              Collateral Summary
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
Summary Characteristics

Product                                          | Primarily 30-year, 1st lien, Alt-A residential mortgage loans
Amount                                           | $301,836,348
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Collateral Characteristics                       |
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Gross WAC                                        | 6.073
Maximum Coupon                                   | 9.75
Minimum Coupon                                   | 5.5
Weighted Servicing Fee                           | .314
Weighted Average Remaining Term                  | 359.51
Weighted Average Original LTV                    | 65.42
Average Current Balance                          | $404,064.72
% of portfolio with Full Documentation           | 50.92
% for portfolio with Single Family/PUD           | 89.74
% for portfolio with Primary Residence           | 90.31
% for portfolio with Second Home                 | 1.44
Weighted Average FICO                            | 717
% for portfolio with LTV > 80% and No MI         | 1.94
% State Concentration (> 5%)                     | 59.96% (CA), 13.03% (NY)

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                                                                              Offer Spread (bps to 10     Approx. $
                Initial                                                      yr Treasury at 99-19+ as   Price (as of
                Coupon         Class Size      Subordination %    Class %           of 4/24/03)           4/24/03)
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
Seniors                                             4.50%          95.5%            Not Offered
B-1                5.5%      $8,300,000.00          1.75%          2.75%                180                 98-15
B-2                5.5%      $1,962,000.00          1.10%          0.65%                210                96-10+
B-3                5.5%      $1,509,000.00          0.60%          0.50%                420                83-01+
B-4                5.5%       $604,000.00           0.40%          0.20%            Not Offered
B-5                5.5%       $302,000.00           0.30%          0.10%            Not Offered
B-6                5.5%       $906,246.16                          0.30%            Not Offered
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
FOR ADDITIONAL INFORMATION PLEASE CALL:
--------------------------------------
Greg Lippmann              212-469-7730
Jordan Milman              212-469-7730

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax,
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relating to the Securities described herein, particularly with respect to the
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Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
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